UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2025 (September 5, 2025)

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-35741	16-1237038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	CHMG	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2025, Thomas W. Wirth formally notified Chemung Financial Corporation (the “Corporation”) confirming his retirement as Executive Vice President responsible for the Wealth Management Group of Chemung Canal Trust Company (the “Bank”), the wholly owned subsidiary of the Corporation, will become effective as of October 1, 2025. Mr. Wirth’s intent to retire was previously disclosed in the Corporation’s Current Report on Form 8-K dated March 14, 2025.

In connection with Mr. Wirth’s retirement, the Bank has appointed Jeffrey P. Kenefick, Executive Vice President and Regional President of Chemung Canal Trust Company, to serve as interim head of the Wealth Management Group, effective October 1, 2025, while the Corporation continues to conduct a search for a permanent successor. The Corporation also intends to enter into a post-employment consulting agreement with Mr. Wirth where he would provide continuing strategic, process, and tactical support and advice to the interim head of the Wealth Management Group and the executive management team, as needed, for an anticipated term of approximately six months.

As noted in the Corporation’s Form 8-K dated March 14, 2025, Mr. Wirth has served in various leadership roles since joining the Bank in 1987 and has been an important part of the Corporation’s success. The Corporation again extends its sincere gratitude to Mr. Wirth for his significant contributions to the organization.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

September 11, 2025	By:	/s/ Dale M. McKim, III
Dale M. McKim, III
Chief Financial Officer and Treasurer